Discontinued Operations	6 Months Ended	12 Months Ended
	May 31, 2013	Nov. 30, 2012
Discontinued Operations

Note 11. Discontinued Operations

On August 31, 2004, the Company completed the sale of its GDX Automotive (“GDX”) business. On November 30, 2005, the Company completed the sale of the Fine Chemicals business. The remaining subsidiaries after the sale of GDX Automotive, including Snappon SA, and the Fine Chemicals business are classified as discontinued operations. Summarized financial information for discontinued operations is set forth below:

	Three months ended May 31,		Six months ended May 31,
	2013	2012	2013	2012
	(In millions)
Net sales	$—	$—	$—	$—
Income before income taxes	—	0.3	(0.1)	0.3
Income tax (provision) benefit	(0.1)	0.1	0.1	0.1
Net (loss) income from discontinued operations	(0.1)	0.4	—	0.4

Note 12.	Discontinued Operations

In November 2003, the Company announced the closing of a GDX manufacturing facility in Chartres, France owned by Snappon SA, a subsidiary of the Company. The decision resulted primarily from declining sales volumes with French automobile manufacturers. During fiscal 2009, Snappon SA had legal judgments rendered against it under French law, aggregating €2.9 million plus interest related to wrongful discharge claims by certain former employees of Snappon SA. Additionally, during fiscal 2009, Snappon SA filed for declaration of suspensions of payments with the clerk’s office of the Paris Commercial Court (see Note 7(b)). During fiscal 2012, the Company released a $3.8 million loss contingency reserve for discharged employee claims.

Summarized financial information for discontinued operations is set forth below:

	Year Ended
	2012	2011	2010
	(In millions)
Net sales	$—	$—	$—
Income before income taxes(1)	2.6	—	0.7
Income tax benefit	0.5	—	0.1
Income from discontinued operations	3.1	—	0.8

(1)	Includes foreign currency transaction gains and (losses) of $0.4 million in fiscal 2012, ($0.3) million in fiscal 2011, and $1.7 million in fiscal 2010.